UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2018

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414

(Commission File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2018, John D. Gibbons, Senior Vice President and Chief Financial Officer, retired from W&T Offshore, Inc. (the “Company”). Mr. Gibbons, who also served as Principal Accounting Officer of the Company, had been with the Company since 2007. The Company agreed that Mr. Gibbons will be entitled to payment of certain separation payments and benefits under his employment agreement. The Company appointed Janet Yang, Vice President, Corporate & Business Development of the Company, as the Company’s acting Chief Financial Officer and acting Principal Accounting Officer effective August 13, 2018.

Ms. Yang, 38, has over 15 years of finance, investment and strategy experience in the energy industry. She joined the Company in 2008 as Finance Manager and in 2012 became Director, Strategic Planning & Analysis, a position she held until being appointed Vice President, Corporate & Business Development in 2017. She will continue to serve in this position while serving as acting Chief Financial Officer and acting Principal Accounting Officer. Prior to joining the Company, Ms. Yang held positions in research and investment analysis at BlackGold Capital Management in 2008, as an investment banker at Raymond James from 2004 to 2006 and as an energy trader at Allegheny Energy from 2002 to 2004. Ms. Yang received a B.A. in Economics from Rice University and an M.B.A. with concentrations in Finance and Accounting from the University of Chicago Booth School of Business.

There are no family relationships between Ms. Yang and any director or executive officer of the Company, and the Company has not entered into any transactions with Ms. Yang that are reportable pursuant to Item 404(a) of Regulation S-K. Except as described above, there are no arrangements or understandings between Ms. Yang and any other persons pursuant to which she was selected as acting Chief Financial Officer.

Item 7.01.	Regulation FD Disclosure.

On August 13, 2018, the Company issued a press release announcing the foregoing management changes. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of W&T Offshore, Inc. dated August 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: August 15, 2018	By:	/s/ Shahid A. Ghauri
Shahid A. Ghauri
Vice President, General Counsel and Corporate Secretary